UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN		46204
(Address of principal executive offices)		(Zip Code)

(317) 577-5600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Kite Realty Group Trust (the “Company”) intends to distribute copies of certain printed materials (the “Materials”) to analysts, institutional investors and other persons in connection with meetings to be held by the Company on November 4, 2014. A copy of these Materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Certain statements in this presentation that are not in the present or past tense or that discuss Kite Realty’s expectations (including any use of the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project”, “should” or similar expressions) are forward-looking statements within the meaning of the federal securities laws and as such are based upon current beliefs as to the outcome and timing of future events. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Kite Realty operates and beliefs of and assumptions made by management, involve uncertainties that could significantly affect the financial results of Kite Realty. There can be no assurance that actual future developments affecting Kite Realty will be those anticipated by Kite Realty. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of Kite Realty) and are subject to change based upon various factors including, but not limited to, the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets and interest rates; the demand for and market acceptance of Kite Realty’s properties for rental purposes; the ability of Kite Realty to enter into new leases or renewal leases on favorable terms; the amount and growth of Kite Realty’s expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions and competition in those areas where Kite Realty owns properties; risks associated with joint venture partners; risks associated with the ownership and development of real property; the outcome of claims and litigation involving or affecting Kite Realty; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate pending transactions; applicable regulatory changes; risks associated with acquisitions, including the integration of Kite Realty’s and Inland Diversified Real Estate Trust, Inc.’s businesses; risks associated with achieving expected revenue synergies or cost savings; and other risks and uncertainties detailed from time to time in Kite Realty’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the business, financial condition, liquidity, cash flows and financial results of Kite Realty could differ materially from those expressed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Kite Realty does not undertake to update forward-looking statements (including EBITDA and net debt to adjusted EBITDA estimates) except as may be required by law.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation Materials of Kite Realty Group Trust, dated November 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 4, 2014	By:	/s/ Daniel R. Sink

Daniel R. Sink
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation Materials of Kite Realty Group Trust, dated November 4, 2014